UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2008

First Transaction Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27615	52-2158936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Castle Bison, Inc. 31200 Via Colinas, Suite 200 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (818) 597-7552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

FIRST TRANSACTION MANAGEMENT, INC.

December 10, 2008

Item 8.01.	Other Events.

On December 10, 2008, Vision Opportunity China LP privately sold 627,533 shares of our common stock, constituting 41.4% of our outstanding shares and all of the shares owned beneficially by it, to its affiliate, Vision Opportunity Master Fund, Ltd., a Cayman Islands company.

Vision Opportunity Master Fund purchased the shares for the same amount as Vision Opportunity China paid when it purchased those shares in August 2008, plus related costs in acquiring and holding such investment.

Vision Capital Advisors, LLC, a Delaware limited liability company, is the investment manager for both Vision Opportunity China and Vision Opportunity Master Fund, and, therefore, no change in control occurred.

Our officers and directors were not changed in connection with this transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST TRANSACTION MANAGEMENT, INC.

Date: December 12, 2008	By:	/s/ Lawrence Chimerine
Lawrence Chimerine
Chief Executive Officer,
Chief Financial Officer and President